                     NINTH AMENDMENT TO REVOLVING CREDIT AND
                             TERM LOAN AGREEMENT AND
                        FIFTH AMENDMENT TO REVOLVING NOTE


     This Amendment, is made as of this 28th day of August, 1995, between MESABA AVIATION, INC., a Minnesota corporation (the "Borrower") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Bank")

                                    RECITALS

               A. The Borrower and the Bank have entered into a Revolving Credit and Term Loan Agreement dated as of November 7, 1988 (the "Credit Agreement") -

               B. Pursuant to the Credit Agreement, the Borrower issued to the Bank (i) its Revolving Note dated November 7, 1988, in the principal amount of $3,000,000 (the "original Revolving Note") and (ii) its Term Note dated November 7, 1988, in the principal amount of $6,000,000 (the "Term Note").

               C. The Borrower and the Bank have entered into a First Amendment to Revolving Credit and Term Loan Agreement dated as of April 21, 1989 (the "First Amendment"), pursuant to which the Bank extended the date through which the Bank would make Advances under the Term Loan Commitment from March 31, 1989 to June 30, 1989.

               D. The Borrower and the Bank have entered into a Second Amendment to Revolving Credit and Term Loan Agreement dated as of June 26, 1989 (the "Second Amendment"), pursuant to which the Bank extended the date through which the Bank would make Advances under the Term Loan Commitment from June 30, 1989 to September 30, 1989.
               E. The Borrower and the Bank have entered into a Third Amendment to Revolving Credit and Term Loan Agreement dated as of November 8, 1989 (the "Third Amendment"), pursuant to which the Bank (i) increased the Revolving Loan Commitment to $5,000,000, (ii) extended the date through which the Bank would make Advances under the Revolving Loan Commitment to December 31, 1991, and (iii) extended the date through which the Bank would make Advances under the Term Loan Commitment to December 31, 1989.

               F. Pursuant to the Third Amendment, the Borrower issued to the Bank its Revolving Note dated November 8, 1989, in the principal amount of $5,000,000 (the "Replacement Revolving Note") in substitution for, but not in payment of, the original Revolving Note.

               G. The Borrower and the Bank have entered into a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of February 2, 1990 (the "Fourth Amendment"), pursuant to which the Bank extended the date through which the Bank would make Advances under the Term Loan Commitment to April 30, 1990.

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               H.   The Borrower and the Bank have entered into a Fifth
Amendment to Revolving Credit and Term Loan Agreement and First Amendment to Revolving Note dated as of January 31, 1991 but effective as of December 31, 1990 (the "Fifth Amendment") pursuant to which the Bank extended the date through which the Bank would make Advances under the Revolving Loan Commitment from December 31, 1991 to December 31, 1992.

               I. The Borrower and the Bank have entered into a Sixth Amendment to Revolving Credit and Term Loan Agreement and Second Amendment to Revolving Note dated as of December 2, 1991 (the "Sixth Amendment"), pursuant to which the Bank extended the date through which the Bank will make Advances under the Revolving Loan Commitment from December 31, 1992 to December 31, 1993.

               J. The Borrower and the Bank have entered into a Seventh Amendment to Revolving Credit and Term Loan Agreement and Third Amendment to Revolving Note dated as of December 8, 1992 (the "Seventh Amendment"), pursuant to which the Bank extended the date through which the Bank will make Advances under the Revolving Loan Commitment from December 31, 1993 to December 31, 1994.

               K. The Borrower and the Bank have entered into an Eighth Amendment to Revolving Credit and Term Loan Agreement and Fourth Amendment to Revolving Note dated as of March 31, 1994 (the "Eighth Amendment"), pursuant to which the Bank extended the date through which the Bank will make Advances under the Revolving Loan Commitment from December 31, 1994 to December 31, 1995.

               L. As of the date hereof, the Term Note has been paid in full and the outstanding principal balance of the Replacement Revolving Note is $_______________

               M. The Borrower and Airtran Corporation, its parent corporation, will be executing a restructuring plan pursuant to which, among other things, certain assets of the Borrower will-be eventually conveyed to a new corporation and the Borrower's affairs will be governed by a new management team.

               N. The Borrower has requested that the Bank (i) amend certain financial covenants and (ii) extend the date through which the Bank will make Advances under the Revolving Loan Commitment from December 31, 1995 to July 31, 1998.

               O. The Bank is willing to grant the Borrower's requests subject to the terms and conditions set forth below.

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Borrower and the Bank agree as follows:

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               1.   DEFINITIONS.  Terms used in this Amendment which are defined in the Credit Agreement, as amended, shall have the same meanings as defined therein, unless otherwise defined herein.

               2. EXTEND MATURITY DATE. Section 2.01 of the Credit Agreement, as amended, is hereby further amended by deleting the date "December 31, 1995" as it appears in the fourth line of Section 2.01 and by substituting therefor the date "July 31, 1996".

               3. NEW FINANCIAL COVENANT. The following new Section 5.14 is added to the Credit Agreement, as amended, immediately after Section 5.13:

               "Section 5.14 MINIMUM PRE-TAX INCOME. The Borrower shall achieve, during each fiscal quarter ending on the dates listed below, Pre-Tax Income of not less than the amount set forth opposite such dates:

               Quarter Ending   MINIMUM PRE-TAX INCOME

                 9/30/95             $4,000,000
                12/31/95             $2,100,000
                 3/31/98             $1,100,000
                 6/30/96             $2,200,000
                 9/30/96             $4,000,000
                12/31/96             $2,100,000
                 3/31/97             $1,100,000

     For the purposes of this Section 5.14, "Pre-Tax Income" means the sum of
     (i) fiscal after-tax net income from    -. continuing operations, (ii)
     extraordinary, non-cash or nonoperating expense or loss recorded by the Borrower, and (iii) state and federal income taxes recorded by the Borrower, DECREASED by (iv) the sum of any extraordinary, non-operating or non-cash income recorded by the Borrower, each as determined in accordance with generally accepted accounting principles.

               4. NEW EVENT OF DEFAULT. section 7.01 of the Credit Agreement is amended by adding the following new Subsection (c-l) immediately after
Section 7.01 (c)

                    "(c-l)  An Event of Default as defined in that certain
               Letter of Credit and Reimbursement Agreement between the Borrower and the Bank dated as of August 1, 1990, as amended from time to time, shall

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               occur and shall not be cured or waived within any applicable grace period:"

               5. AMENDMENT TO NOTE. The Replacement Revolving Note, as amended, is hereby further amended by deleting the date "December 31, 1995" as it appears in the third line of the first paragraph and by substituting therefor the date July 31, 1996".

               6. CONDITIONS PRECEDENT. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following,. each in substance and form acceptable to the Lender in its sole discretion:

               (a) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

               (b) A Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment and the Reimbursement Agreement Amendment defined below, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of the Borrower's Secretary dated as of November 7, 1988 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of the
          Borrower's Secretary dated as of November 7, 1988, as being authorized to sign and to act on behalf of the Borrower continue to
          be so authorized or   -- setting forth the sample signatures of each
          of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

               (c) That certain First Amendment to better of Credit and Reimbursement Agreement of even date herewith by and between the Borrower and the Bank

               (d)  Such other matters as the Lender may require.

               7. REFERENCES. on the date this Amendment becomes effective, each reference in the Credit Agreement, as amended, to "the Revolving Note" shall be deemed a reference to the Replacement Revolving Note as previously amended and as amended by this Amendment. On the date this Amendment becomes effective, each reference in the Credit Agreement, as amended, to "this Agreement" shall be deemed a reference to the Credit Agreement as previously amended and as amended by this Amendment.

               8. NO OTHER CHANGES. Except as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and this Amendment, the terms and conditions of the Credit Agreement shall remain in all other respects in full force and effect.

               9. Fees and Expenses. The Borrower shall reimburse the Bank upon demand for all attorneys' fees and expenses incurred by the Bank in connection with the preparation of this Amendment.

               10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    MESABA AVIATION, INC.

                                    By
                                       Its


                                    NORWEST BANK MINNESOTA,
                                     NATIONAL ASSOCIATION

                                      By
                                        Its

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                               GUARANTOR'S CONSENT


     The undersigned hereby consents to the foregoing Amendment and confirms that its guaranty by Corporation dated November 0, 1989 remains in full force and effect subject to no defense, counterclaim or offset.

DATED:  August 28, 1995                 AIRTRAN CORPORATION


                                            By
                                               Its